Exhibit 10.1

Momentus Announces Cancellation of FY 2023 Annual Meeting of Stockholders

SAN JOSE, Calif.--(BUSINESS WIRE)--Momentus Inc. (NASDAQ: MNTS) ("Momentus" or the "Company"), a U.S. commercial space company that offers orbital transportation and in-space infrastructure services, has cancelled the Company’s annual meeting of stockholders for fiscal year 2023 that was originally scheduled for May 30, 2023, but was adjourned several times due to a lack of quorum, most recently until July 7, 2023.

In lieu of holding the 2023 annual meeting, the Company intends to call and hold an annual meeting of stockholders in May 2024, or at such other date as will be set forth in the Company’s notice and proxy statement for the 2024 annual meeting.

For additional information, please see the Company’s current Report on Form 8-K filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov.

About Momentus

Momentus is a U.S. commercial space company that offers in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its planned in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system.

Forward-Looking Statements

This press release contains certain statements which may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding Momentus or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to risks and uncertainties included under the heading “Risk Factors” in the Annual Report on Form 10-K filed by the Company on March 8, 2023, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at investors.momentus.space. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts
Investors:
investors@momentus.space

Media:
press@momentus.space